UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 10, 2025

DARLING INGREDIENTS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
            5601 N. MacArthur Blvd., Irving, Texas 75038
                (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	DAR	New York Stock Exchange	(“NYSE”)
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2025, John F. Sterling, the Executive Vice President, General Counsel and Secretary of Darling Ingredients Inc. (the “Company”), and a named executive officer in the Company’s Proxy Statement dated March 20, 2025, informed the Company of his intention to retire on March 31, 2027 (the “Retirement Date”). Mr. Sterling will continue to serve as the Company’s Executive Vice President, General Counsel and Secretary until January 4, 2026, on which date Nick Kemphaus, the Company’s current Senior Vice President and Deputy General Counsel, will assume Mr. Sterling’s title and function. From January 4, 2026 to the Retirement Date, Mr. Sterling will no longer serve as an executive officer of the Company, but will remain employed in an advisory capacity. Mr. Sterling’s current annual base salary will remain in place until March 31, 2026, after which his annual base salary will be reduced to $120,000. Mr. Sterling will not participate in the Company’s 2026 or 2027 annual or long-term incentive programs.

Mr. Kemphaus, age 47, has over 20 years of legal experience across multiple disciplines. Prior to joining the Company in March of 2012, Mr. Kemphaus worked in private practice handling complex litigation and intellectual property matters. Since joining the Company, Mr. Kemphaus has held several roles in the legal department, each with increasing responsibility, strategic focus and management responsibilities. In these roles, he has been responsible for securities, governance and board matters, mergers and acquisitions, commercial transactions, real estate, labor and employment, litigation, intellectual property and regulatory matters, including environmental, OSHA and FDA matters, as well as overseeing the Company’s attorneys responsible for legal operations in North America.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: November 10, 2025	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President, General Counsel

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